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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of Earliest Event Reported):  April 13, 2010

                              SAPIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-28074                                 04-3130648
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             (Commission                             (IRS Employer
             File Number)                          Identification No.)

  131 Dartmouth Street, Boston, MA                       02116
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      (Address of Principal                            (Zip Code)
        Executive Offices)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Compensatory Arrangements of Certain Officers

On April 13, 2010, Sapient Corporation ("Sapient") entered into change in control severance agreements with certain of its senior officers, including its named executive officers other than Dr. Christian Oversohl, which provide severance benefits in the event of certain terminations of the officer's employment following or in connection with a change in control of Sapient (the "Change in Control Agreements"). The severance benefits provided under the Change in Control Agreements supersede all change in control severance benefits provided to those officers in this group who had pre-existing agreements with Sapient. In addition, in connection with entering into the Change in Control Agreements, each officer entered into a new Fair Compete Agreement and a new Confidentiality Agreement with Sapient.

The initial term of each Change in Control Agreement expires on December 31, 2012, but will be automatically extended each January 1, beginning on January 1, 2012, for additional one year periods, unless Sapient or the applicable officer gives notice by September 30 of the prior year not to extend the term. In the event of a change in control of Sapient, the term of each Change in Control Agreement will expire no earlier than 24 months following the change in control.

Pursuant to the Change in Control Agreements, each officer is entitled to the following severance benefits in the event of termination of the officer's employment other than (a) by Sapient for cause, (b) by reason of death or disability, or (c) by the officer without good reason, in each case, within two years following (or, in certain circumstances, within six months preceding) a change in control of Sapient: (i) a multiple of the officer's base salary and target annual bonus (two times for Joseph Tibbetts, Senior Vice President and Chief Financial Officer; one-and-one-half times for Alan Herrick, President and Chief Executive Officer, and Alan Wexler, Senior Vice President - North America; and one time for Jane Owens, Senior Vice President, General Counsel and Secretary); (ii) continued life, accident, and health insurance benefits for a specified period (24 months for Mr. Tibbetts; 18 months for Messrs. Herrick and Wexler; and 12 months for Ms. Owens); (iii) any unpaid incentive compensation for a completed fiscal year (or other measuring period) that, as of the officer's termination date, was contingent only on the officer's continued employment; (iv) a pro-rata target incentive award for the officer's performance in the year of termination; (v) outplacement services for 24 months; and (vi) immediate vesting of all then unvested Sapient equity awards held by the officer (with any stock options so held generally remaining exercisable for a length of time following the officer's termination of employment equal to the officer's benefits continuation period). If an officer is entitled to any change in control payments that would constitute "excess parachute payments" subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the officer's payments will be reduced to the extent necessary to avoid the excise tax, but only if such reduction results in a higher after-tax payment to the officer.

Sapient has also agreed to pay all legal fees and expenses incurred by an officer in disputing in good faith any issue under a Change in Control Agreement relating to the termination of an officer's employment, in seeking in good faith to obtain or enforce any benefit or right provided by a Change in Control Agreement or in connection with any tax audit or proceeding relating to Section 4999 of the Internal Revenue Code.

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For purposes of the Change in Control Agreements:

     "Change in control" of Sapient is generally defined as occurring when (i) any person becomes the beneficial owner of securities of Sapient representing 40% or more of the combined voting power of Sapient's then outstanding securities; (ii) individuals constituting the board of directors of Sapient on April 13, 2010 (or whose appointment, election or nomination for election was approved or recommended by at least two-thirds (2/3) of the then-existing board of directors, excluding any director whose initial assumption of office is in connection with an actual or threatened election contest) cease to constitute a majority of the board of directors;
     (iii) a merger of Sapient or sale of all or substantially all of Sapient's assets is consummated, other than a merger or sale following which the board members immediately prior to such merger or sale constitute at least a majority of the board; or (iv) the stockholders of Sapient approve a plan of complete liquidation or dissolution of Sapient.

     "Cause" is generally defined as the (i) willful and continued failure by the officer to substantially perform the officer's duties with the Company, which has not been cured within 30 days of receipt of a written demand from Sapient's board of directors for substantial performance; or (ii) willful engaging by the officer in conduct that is demonstrably and materially injurious to Sapient, monetarily or otherwise.

     "Good reason" is generally defined as the occurrence of any of the following events after a change in control of Sapient: (i) the assignment of duties materially inconsistent with the officer's status as an officer or a substantial adverse alteration in title or in the nature or status of responsibilities (including, with respect to Messrs. Herrick and Tibbetts and Ms. Owens, no longer being the chief executive officer, chief financial officer or general counsel, respectively, of a publicly traded company);
     (ii) a material reduction in annual base salary; (iii) certain relocations of the officer's place of employment; (iv) the failure to pay any portion of the officer's compensation when due; (v) the failure to continue in effect any material compensation plan in which the officer participates immediately prior to the change in control that is material to the officer's total compensation; or (vi) the failure to provide benefits substantially similar to those enjoyed by the officer immediately prior to the change in control. The officer must provide Sapient with a notice of resignation within 90 days following the event constituting good reason and must provide Sapient with at least 30 days to cure the event constituting good reason.

Sapient intends to enter into a change in control agreement with Dr. Oversohl on terms similar to the terms described above for the Change in Control Agreements, as adjusted to comply with applicable German law, which will be disclosed upon entering into such agreement.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 14, 2010                   SAPIENT CORPORATION
                                          (Registrant)


                                       By:   /s/ Kyle A. Bettigole
                                           -------------------------------------
                                           Kyle A. Bettigole
                                           Assistant Secretary